East West Bancorp, Inc. 3Q24 Investor Update September 2024

Forward-Looking Statements and Additional Information 2 Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of East West Bancorp, Inc. (the “Company”) and are subject to significant risks and uncertainties. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s second quarter 2024 earnings release, as well as those factors contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake to update any forward-looking statements except as required by law. Basis of Presentation The preparation of the Company’s Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the Consolidated Financial Statements, income and expenses during the reporting periods, and the related disclosures. Although our estimates consider current conditions and how we expect them to change in the future, it is reasonably possible that actual results could be materially different from those estimates. Hence, the current period’s results of operations are not necessarily indicative of results that may be expected for any future interim period or for the year as a whole. Certain prior period information have been reclassified to conform to the current presentation. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with GAAP and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

Updated Management Outlook: Full Year 2024 3 Earnings Drivers FY 2024 Expectations vs. FY 2023 Results Economic and Interest Rate Outlook ▪ Unchanged; moderating economic growth in the second half ▪ Cuts expected to begin in September End of Period Loans ▪ Lower, growth in the range of 2% to 4% Y-o-Y (vs. 3% to 5% previously) Net Interest Income ▪ Unchanged; NII to decline 2% to 4% Y-o-Y Adjusted Noninterest Expense1 ▪ Unchanged; up 6% to 8% Y-o-Y, driven primarily by compensation and benefits expense and technology investment Net Charge-offs ▪ Unchanged; subsequent quarters in the range of 15bps to 25bps Tax Items ▪ Unchanged; FY2024 effective tax rate: 21% to 23% ▪ Lower; FY2024 tax credit amortization expense: $45 to $55 million (vs. $60 - $65 million previously) Best-in-Class Efficiency Top Quartile Returns FY 2024 Expectation (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases

East West: A Leading Regional Bank with Cross-Border Capabilities 4 $11.7B Market Cap $52.4B Loans $60.9B Deposits 17.6% ROTCE1 08.31.24 08.31.24 08.31.24 1H24 4 branches in Asia to support cross-border business Branch Locations 98 U.S. branches in leading metropolitan markets (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) The Invesco QQQ Trust Series 1 seeks to track the performance of the Nasdaq-100 Index Loan Production / Representative Offices ▪ The largest independent bank headquartered in Southern California (Pasadena) 25 years listed on Nasdaq – EWBC Total Shareholder Return (TSR) outperformed the QQQ2 by 2.4x ▪ Founded in 1973 - over 50 years in operation Roots in the U.S. Asian-American immigrant community, expanded to connect businesses between the U.S. and Asia Award-winning Company #1 Top Performing Bank, $50+ Billion (Bank Director) America’s Best Banks (Forbes)

History of Success and Well-Positioned to Drive Responsible Growth

The Beginning
1973 - 2013

- Founded as a savings and loan with a mission to **serve underbanked Asian American immigrants** in Los Angeles
- Converted to a state-chartered commercial Bank to better **meet the needs of local Asian American and mainstream business communities**
- Developed **expertise in cross-border trade and finance**, particularly between U.S. importers and Asian exporters
- **Completed 10 bank acquisitions,** building affinity scale and integration experience
- **Entered new markets** across both the U.S. and Asia
- Added **commercial banking expertise across a range of industry verticals**, products, and services

The Past Decade
2014 - 2023

- **A financial bridge** between East and West
- **Largest Asian Affinity bank** in the U.S., operating with targeted scale
- Grew to become a top 25 U.S. bank[1] based on total assets
- Representative office opened in **Singapore**
- **Celebrated over 50 years in business**
- #1 Performing U.S. Bank in 2022 (S&P Global Market Intelligence)
- Record 2023 annual revenue, net income
- Top workplace for employees[2], with a top reputation among customers & prospects[3]
- Top Art World Bank (ArtNews)

Today, Tomorrow, and Beyond
2024+

- **Capitalizing on market and demographic growth opportunities**
- Deepening **C&I industry expertise**
- Expanding expertise to new products, industries, and markets
- Growing granular, **high-quality deposits**
- Continuing to serve long-standing commercial real estate clients
- Generating **top-quartile returns**
- **Maintaining best-in-class efficiency**

(1) Source: S&P Capital IQ. Excludes trust and card banks, foreign bank subsidiaries
(2) Source: Newsweek's 100 Most Loved Workplaces in America (2023), Fortune's Top 5 Best Workplaces for Women (2023)
(3) Source: American Banker Reputation Survey (2023)

EAST WEST BANK

5

A Top U.S. Bank, Operating at Scale within our Niche

A Top 25 U.S. Bank by Assets[1]

Rank	Bank	Total Assets ($B) (as of 06.30.24)
1	JPMorgan Chase & Co.	$4,143
2	Bank of America	3,258
3	Citigroup	2,406
4	Wells Fargo & Co.	1,940
5	U.S. Bancorp	680
6	PNC Financial Services Group Inc.	557
7	Truist Financial Corp.	520
8	Citizens Financial Group Inc.	220
9	First Citizens BancShares Inc.	220
10	Fifth Third Bancorp	213
11	M&T Bank Corp.	209
12	Huntington Bancshares Inc.	196
13	KeyCorp	187
14	Regions Financial Corp.	154
15	New York Community Bancorp Inc.	119
16	Zions Bancorp. NA	88
17	First Horizon Corp.	82
18	Western Alliance Bancorp.	81
19	Comerica Inc.	80
20	Webster Financial Corp.	77
21	Popular, Inc.	73
22	**East West Bancorp, Inc.**	**72**
23	Valley National Bancorp	62
24	Wintrust Financial Corp.	60
25	Synovus Financial Corp.	60

A Top 15 U.S. Bank by Market Cap[1]

Rank	Bank	Market Cap ($MM) (as of 08.30.24)
1	JPMorgan Chase	$640
2	Bank of America	316
3	Wells Fargo & Co.	199
4	Citigroup	120
5	U.S. Bancorp	74
6	PNC Financial Services Group Inc.	74
7	Truist Financial Corp.	60
8	First Citizens BancShares Inc.	29
9	Fifth Third Bancorp	29
10	M&T Bank Corp.	29
11	Huntington Bancshares Inc.	22
12	Regions Financial Corp.	21
13	Citizens Financial Group Inc.	20
14	KeyCorp	16
15	**East West Bancorp**	**12**
16	Western Alliance Bancorp.	9
17	First Horizon Corp.	9
18	Commerce Bancshares	8
19	Webster Financial Corp.	8
20	Pinnacle Financial	8
21	Comerica Inc.	8
22	Popular, Inc.	7
23	SouthState Corporation	7
24	Zions Bancorp. NA	7
25	Wintrust Financial Corp.	7

Largest Asian Affinity Bank in the U.S.[1]

Rank	Bank	Total Assets ($B) (as of 06.30.24)
1	**East West Bancorp, Inc.**	**$72**
2	Cathay General Bancorp	23
3	Hope Bancorp, Inc.	17
4	Hanmi Financial Corporation	8
5	Preferred Bank	7
6	RBB Bancorp	4
7	PCB Bancorp	3

Source: S&P Capital IQ

(1) Excludes trust banks, card banks, and foreign bank subsidiaries

EAST WEST BANK

6

7 Foundational Strengths Attractive market niche with high-growth demographics, and decades of cross-border expertise Well-diversified loan portfolio, with a balance of C&I, commercial real estate, and residential mortgage loans Granular core customer deposit base, supported by a branch network located where our brand and capabilities resonate most Best-in-class efficiency derived from East West’s simple, proven business model – resulting in superior profitability Effective risk management and lower average net charge-offs than peer median over the past decade Robust capital position, with regulatory capital ratios well in excess of requirements and well above regional bank averages Experienced management team operating with a track record of strong execution and a highly engaged, diverse board of directors

1.6 2.4 3.3 4.4 5.7 1990 2000 2010 2020 2030 Projection Resident U.S. Population, Persons of Chinese Descent1 (in millions) 1992 1997 2002 2007 2012 2017 2022 2027 Nominal GDP2 United States Greater China United States - Outlook Greater China - Outlook 30-Year CAGR +5% 30-Year CAGR +12% +4% Growth +6% Growth Well-Positioned for Growth Trends 8 (1) Source: U.S. Census Bureau. A person of either Chinese or Taiwanese descent not in combination with other races (2) Sources: World Bank Group, Moody’s Baseline Outlook (August 2024) (3) Internal projection based on U.S. Census Bureau data A Fast-Growing Community where our Brand Resonates Most… …Slowing Chinese Economy Still 1.5x Faster than the U.S., Supporting Cross-Border Business +1.5x 3.3% Annual Population Growth Greater China Nominal GDP Growth Outlook vs. U.S. 3

$588 East West Bank Deposits per Branch1 ($ in millions) Consumer and Business Banking 9 $35B Avg. Deposits $19B Avg. Loans $320MM Revenue $152MM Net Income 98 Efficient, Strategically Located Domestic Branches… …Unique Products and Services… …Well-Positioned in Dense, Attractive Markets Universal Service in 5 Languages4 Global Digital Banking 5 million People of Chinese descent in the U.S.2 36% of U.S. GDP is produced within MSAs served by EWBC3 of the U.S. population lives within MSAs served by EWBC1 25% Low-LTV Mortgage Portfolio 2Q24 data unless otherwise noted Sources: (1) S&P Capital IQ (2) U.S. Census Bureau (2023) (3) U.S. Bureau of Economic Analysis, U.S. Department of Commerce (2022) (4) Branch and call center services offered in English, Spanish, Cantonese, Mandarin, and Vietnamese. 5+ additional language services offered in select branches Peer Top Quartile Peer Median Peer Bottom Quartile

Commercial Banking 10 Art Finance Media and Entertainment Commercial Real Estate Clean Energy Manufacturing & Wholesale Private Equity 2Q24 data unless otherwise noted $21B Avg. Deposits $33B Avg. Loans $312MM Revenue $126MM Net Income …With A Future Driven by ExpertiseA Track Record of Sustained Growth… Cross-Border Business $20.8 $22.7 $24.7 $25.8 $29.6 $31.6 $32.6 2018 2019 2020 2021 2022 2023 2Q24 Average Segment Loans ($ in billions) CAGR +8% $6.9 $8.6 $10.8 $17.1 $17.3 $17.8 $21.5 2018 2019 2020 2021 2022 2023 2Q24 Average Segment Deposits ($ in billions) CAGR +23% Treasury Management

2% 2% 2% 4% 4% 4% 6% Resi. Mortgage and other consumer $15.6 29% CRE $20.3 39% C&I $16.9 32% 1% 2% 1% 4% 5% 8% 8% 10% Industries with 1% of total loans outstanding1 A Diversified Loan Portfolio 11 CRE $20.3bn C&I $16.9bn Total Portfolio, as of 06.30.24 Total Loan Portfolio $52.8bn (1) Industries with 1% of total loans outstanding: Art Finance, Consumer Finance, Food Production & Distribution, Equipment Finance, Healthcare Services, Hospitality & Leisure, Oil & Gas, Tech & Telecom Capital Call Lending Media & Entertainment Real Estate Investment & Mgmt. Manufacturing & Wholesale General Industrial Multifamily Retail Hotel Office Healthcare All other CRE Construction and Land Financial Services Infrastructure & Clean Energy (as % of Total Portfolio)

Stable, Balanced Income Streams 12 Consumer and Business Banking Mortgage Banking Deposits Wealth Management Small Business Banking Branch and Digital Delivery Commercial Banking Middle Market C&I Asset Based Lending Cross-Border Business Commercial Real Estate Treasury Management, Payments Risk Management Products Consumer and Business Banking 51% Commercial Banking 49% (1) Excludes Other Segment; See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases Revenue by Business Segment, 2Q241

Best-in-Class Efficiency 13 East West maintains a significant structural advantage on both sides of the balance sheet (as of 06.30.24) Deposits per Full-Time Equivalent Employee Occupancy & Equipment Expense $ i n m ill io n s Simple, proven business model (as of 06.30.24) Loans per Full-Time Equivalent Employee 2% 7% EWBC Peer Median (As a portion of revenue, 2Q24) $ i n m ill io n s Differentiators $7 $16 Peer Median EWBC Efficient, branch-based origination of unique mortgage products Effective branch network $9 $19 Peer Median EWBC Source: S&P Capital IQ Note: EWBC peers include BKU, BOKF, BPOP, CFG, CFR, CMA, COLB, FCNC.A, FHN, FITB, HBAN, KEY, MTB, NTRS, PNFP, RF, SNV, VLY, WAL, WTFC, and ZION

17.5% Peer 17 Peer 15 Peer 18 Peer 1 Peer 4 Peer 12 Peer 9 Peer 3 Peer 20 Peer 8 Peer 19 Peer 13 Peer 11 Peer 6 Peer 2 Peer 7 Peer 21 EWBC Peer 10 Peer 5 Peer 16 Peer 14 1.63% Peer 17 Peer 15 Peer 18 Peer 12 Peer 1 Peer 4 Peer 21 Peer 7 Peer 19 Peer 11 Peer 3 Peer 9 Peer 6 Peer 20 Peer 10 Peer 5 Peer 13 Peer 2 Peer 8 Peer 16 EWBC Peer 14 3.27% Peer 14 Peer 12 Peer 2 Peer 1 Peer 18 Peer 6 Peer 4 Peer 10 Peer 21 Peer 11 Peer 15 Peer 17 EWBC Peer 9 Peer 3 Peer 16 Peer 20 Peer 5 Peer 7 Peer 13 Peer 19 Peer 8 37.1% Peer 14 Peer 12 Peer 6 Peer 21 Peer 4 Peer 2 Peer 19 Peer 1 Peer 18 Peer 11 Peer 3 Peer 5 Peer 9 Peer 10 Peer 20 Peer 16 Peer 13 Peer 15 Peer 8 Peer 17 Peer 7 EWBC Strong Profitability Compared to Peers 14 ROAA Efficiency RatioNet Interest Margin (NIM)ROTCE1 (2Q24) (2Q24) (2Q24) (2Q24) (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases Source: S&P Capital IQ Note: EWBC peers include BKU, BOKF, BPOP, CFG, CFR, CMA, COLB, FCNC.A, FHN, FITB, HBAN, KEY, MTB, NTRS, PNFP, RF, SNV, VLY, WAL, WTFC, and ZION Peer Top Quartile

Robust Credit Performance 15 East West has outperformed peers on credit over the past decade, driven by lower losses in resi. mortgage, CRE HighlightsNet Charge-off Ratio (%, annualized) Average Net Charge-off Ratio (2014 – 1H24) (%, annualized) ▪ Low LTVs and average loan sizes − Many loans have full recourse and personal guarantees ▪ Deep underwriting and monitoring expertise ‒ Several decades’ experience in residential mortgage, Commercial Real Estate lending ▪ Outperformance in a normalizing environment − Net charge-off and nonperforming asset levels remain low -0.01 0.040.04 0.05 Residential Mortgage Commercial Real Estate EWBC Peer Median 0.19 0.01 0.15 0.08 0.13 0.16 0.17 0.13 0.04 0.09 0.18 0.17 0.14 0.20 0.18 0.16 0.19 0.26 0.11 0.10 0.20 0.24 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1H24 EWBC Peer Median Source: S&P Capital IQ Note: EWBC peers include BKU, BOKF, BPOP, CFG, CFR, CMA, COLB, FCNC.A, FHN, FITB, HBAN, KEY, MTB, NTRS, PNFP, RF, SNV, VLY, WAL, WTFC, and ZION

Top-Quartile Capital Position Compared to Peers 16 Tangible Common Equity Ratio1 Total Capital RatioCET1 RatioLeverage Ratio (as of 06.30.24) (as of 06.30.24) (as of 06.30.24) (as of 06.30.24) 9.4% Peer 12 Peer 21 Peer 10 Peer 5 Peer 11 Peer 3 Peer 4 Peer 16 Peer 6 Peer 19 Peer 7 Peer 17 Peer 14 Peer 1 Peer 20 Peer 18 Peer 9 Peer 2 Peer 13 Peer 15 EWBC Peer 8 10.4% Peer 7 Peer 14 Peer 19 Peer 18 Peer 1 Peer 21 Peer 3 Peer 5 Peer 11 Peer 10 Peer 12 Peer 20 Peer 2 Peer 4 Peer 17 Peer 15 Peer 16 Peer 13 Peer 8 EWBC Peer 9 Peer 6 13.7% Peer 20 Peer 18 Peer 7 Peer 11 Peer 16 Peer 12 Peer 21 Peer 17 Peer 10 Peer 15 Peer 4 Peer 19 Peer 9 Peer 13 Peer 1 Peer 6 Peer 2 Peer 14 Peer 8 Peer 5 EWBC Peer 3 15.1% Peer 20 Peer 7 Peer 18 Peer 21 Peer 15 Peer 2 Peer 17 Peer 1 Peer 16 Peer 9 Peer 19 Peer 10 Peer 4 Peer 6 Peer 11 Peer 12 Peer 13 EWBC Peer 5 Peer 8 Peer 14 Peer 3 Peer Top Quartile (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases Source: S&P Capital IQ Note: EWBC peers include BKU, BOKF, BPOP, CFG, CFR, CMA, COLB, FCNC.A, FHN, FITB, HBAN, KEY, MTB, NTRS, PNFP, RF, SNV, VLY, WAL, WTFC, and ZION

50% 55% 132% 200% 41% 57% 117% 1-Year 5-Year 10-Year EWBC Peer Median Peer Top Quartile Aug-14 Aug-15 Aug-16 Aug-17 Aug-18 Aug-19 Aug-20 Aug-21 Aug-22 Aug-23 Aug-24 EWBC Peer Median Consistent Top-Quartile Shareholder Returns 17 Total Shareholder Return (TSR)1 (1) Market data as of 08.30.24. EWBC peers include BKU, BOKF, BPOP, CFG, CFR, CMA, COLB, FCNC.A, FHN, FITB, HBAN, KEY, MTB, NTRS, PNFP, RF, SNV, VLY, WAL, WTFC, and ZION. Source: S&P Capital IQ 200% 117% 96% 192%

Appendix 18

2Q24 Financial Highlights 19 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases ▪ 1.6% ROAA ▪ 16.4% ROACE (17.5% ROTCE1) ▪ Tangible common equity ratio1 at 9.37% ▪ TBVPS1 growth: +3% Q-o-Q, +15% Y-o-Y ▪ Repurchased approximately 560,000 shares − $49 million authorization remaining $288 million net income available to common equity, $2.06 diluted earnings per share ▪ Grew end-of-period loans +2% Q-o-Q ‒ Growth in line with guidance, driven by C&I and residential mortgage ▪ Grew end-of-period deposits +2% Q-o-Q ‒ Fourth consecutive quarter of $1bn+ customer growth, with growth across commercial and consumer segments ▪ Solid growth in every fee business category − Double-digit growth in foreign exchange income, wealth management, and customer derivative revenue Q-o-Q ▪ Record quarterly fee income of $77mm ▪ Increasing noninterest income as a portion of revenue ▪ Net charge-offs of $23mm, unchanged from the prior quarter ▪ Nonperforming assets at 27bps ▪ Criticized loans down 10%, special mention loans down 20% Q-o-Q ▪ ALLL at 1.30%, grew CRE allowance 7bps, office allowance at 3.10% Balancing Loan & Deposit Growth Growing Fee Businesses Maintaining Strong Asset Quality Delivering Shareholder Value

14.9 15.3 15.5 15.4 15.3 4.7 4.8 4.9 5.0 5.0 14.0 14.4 14.9 15.2 15.4 15.3 15.4 16.0 16.3 16.2 $48.9 $49.9 $51.3 $51.9 $51.9 2Q23 3Q23 4Q23 1Q24 2Q24 C&I $(57) $90 $217 $525 CRE (ex. Multifamily) Multifamily Residential mortgage & other consumer C&I Loans 20 Consistent residential mortgage production and a late quarter uptick in C&I drove end of period loans higher ($ in billions) Average Loans End of Period Loan Growth (1Q24 to 2Q24) ($ in millions) +10% +2% +6% Y-o-Y +6% +8% +$775mm CRE (ex. Multifamily)Residential mortgage & other consumer Multifamily

16.9 16.3 15.9 15.0 14.7 10.7 10.1 9.5 9.5 9.3 10.4 12.2 12.8 13.6 13.7 16.3 16.6 17.2 19.3 21.0 $54.3 $55.2 $55.4 $57.4 $58.7 2Q23 3Q23 4Q23 1Q24 2Q24 $(231) $95 $693 $882 Wholesale Greater China Consumer and Private Banking Commercial and Business Banking Deposits 21 Fourth consecutive quarter of $1 billion+ customer deposit growth, with growth across all customer groups ($ in billions) Average Deposits End of Period Deposit Growth (1Q24 to 2Q24) ($ in millions) +32% -13% -13% Y-o-Y +8% +29% (1) Deposits in East West Hong Kong and East West China branches +$1.4bn 1 Noninterest-bearing DemandTime IB Checking & SavingsMMDA

Net Interest Income & Net Interest Margin 22 NII, NIM resilient amid higher interest-bearing deposit cost, continued mix shift ▪ NII down 2%, NIM down 7bps ▪ Impact of cash flow hedges unchanged (~$25mm, or 15bps to NIM) HighlightsNet Interest Income (NII) & Net Interest Margin (NIM) Q-o-Q Impact to NIM (Rate & Balance Impact) ($ in millions) $567 $571 $575 $565 $553 3.55% 3.48% 3.48% 3.34% 3.27% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $400 $450 $500 $550 $600 2Q23 3Q23 4Q23 1Q24 2Q24 NII NIM vs. Prior Quarter vs. Prior Year ▪ $1bn of active cash flow hedges to roll off in 1Q25, which are negative carry ▪ $1bn forward starting hedges to come on in 2H25, with a blended receive-fixed rate of ~4% ▪ NII down 2%, NIM down 28bps ▪ Higher interest-earning asset balances and yields were more than offset by higher interest- bearing liability balances and rates Outlook

Fees and Noninterest Income 23 Record total quarterly fee income, with solid growth in every fee business category ▪ Fee income1 of $77mm, up $6mm, or +8% from $71mm, with growth in all fee categories ▪ Total noninterest income of $85mm included net gains on debt securities of $2mm; mark- to-market derivative gain of $2mm in 2Q24 Highlights (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains (losses) on sales of loans; net gains on sales of securities; other investment income and other income Lending Fees Deposit Account Fees Fee Income1 ($ in millions) +6% +16% +10% Y-o-Y +10% +36% -29% Wealth Management Fees Foreign Exchange Income Customer Derivative Income 23 24 24 25 26 21 20 22 23 24 6 6 6 3 4 12 11 13 11 13 7 6 8 9 10$69 $67 $73 $71 $77 2Q23 3Q23 4Q23 1Q24 2Q24 vs. Prior Year vs. Prior Quarter ▪ Fee income1 up $7mm, or +10% from $69mm, with growth in wealth management, foreign exchange income, lending and deposit account fees ▪ Total noninterest income up $6mm, or 8% from $79mm

0.97% 1.06% 1.10% 1.25% 1.22% 0.66% 0.95% 0.77% 1.05% 0.83% 1.63% 2.01% 1.87% 2.30% 2.05% 06.30.23 09.30.23 12.31.23 03.31.24 06.30.24 Classified loans / Loans HFI Special mention loans / Loans HFI $26 $42 $37 $25 $37 $8 $18 $20 $23 $23 0.06% 0.14% 0.15% 0.17% 0.18% 2Q23 3Q23 4Q23 1Q24 2Q24 Provision for credit losses Net charge-offs NCO ratio (ann.) Asset Quality Metrics 24 Credit trends continue to normalize Provision for Credit Losses & Net Charge-offs ($ in millions) Non-Performing Assets Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) NPA / Total assets 0.17% 0.15% 0.16% 0.23% 0.27% 62 49 37 49 67 16 11 23 47 425 5 5 5 533 39 38 47 52 11 17 30 $116 $104 $114 $165 $196 06.30.23 09.30.23 12.31.23 03.31.24 06.30.24 OREO Resi. mortgage & consumer Multifamily CRE (ex. MFR) C&I 3.17% 1.96% 1.78% 0.40% 3.61% 3.14% 1.07% 0.46% 2.85% 3.13% 1.03% 0.46% C&I CRE (ex. Multifamily) Multifamily Resi. mortgage & consumer 12.31.23 03.31.24 06.30.24

$635 $656 $669 $670 $684 1.28% 1.29% 1.28% 1.29% 1.30% 06.30.23 09.30.23 12.31.23 03.31.24 06.30.24 ALLL ALLL/Loans HFI 25 Allowance for Loan Losses Grew CRE reserves by 23% year-over-year; office reserves now at 3.10% Allowance for Loan Losses (ALLL) ($ in millions) 06.30.23 03.31.24 06.30.24 Loan Category ALLL ALLL/Loans HFI ALLL ALLL/Loans HFI ALLL ALLL/Loans HFI C&I $ 375 2.40% $ 373 2.29% $ 380 2.25% Total CRE 203 1.02 236 1.16 249 1.23 Multifamily 23 0.48 38 0.75 40 0.79 Office 44 1.86 61 2.73 68 3.10 All Other CRE 136 1.06 137 1.05 141 1.08 Resi. mortgage & consumer 57 0.40 61 0.40 55 0.35 Total Loans $ 635 1.28% $ 670 1.29% $ 684 1.30% Composition of ALLL by Portfolio ($ in millions)

8.8% 9.0% 9.4% 9.3% 9.4% Tangible Common Equity Ratio 06.30.23 03.31.2412.31.23 26 Capital Healthy capital position: approximately 560,000 shares repurchased in 2Q24 Highlights ▪ Strong capital − We operate from a position of capital strength ▪ Declared 3Q24 dividend ‒ Paid on August 16, 2024 to shareholders of record on August 2, 2024 ▪ Opportunistic stock repurchase activity − Repurchased 0.6mm shares in 2Q24 at an average price under $73/share − Repurchased 1.2mm shares in 1Q24 − Repurchased 1.5mm shares in 4Q23 − Remaining share authorization of $49mm available for future repurchases Regulatory well capitalized requirement (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) The Company has elected to use the 2020 CECL transition provision in the calculation of its regulatory capital ratios Tangible Common Equity Ratio1 Regulatory Capital Ratios2 13.2% 13.3% 13.3% 13.5% 13.7% CET1 Ratio 6.5% 10.0% 10.2% 10.2% 10.1% 10.4% Leverage Ratio 5.0% 14.6% 14.7% 14.8% 14.8% 15.1% Total Capital Ratio 10.0% 09.30.23 06.30.242

Commercial Real Estate Portfolio Detail 27 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment 50% Average LTV1 Low LTVs and granular, many loans have full recourse and personal guarantees Distribution by LTV1 Size and LTV by Property Type (as of 06.30.24) (as of 06.30.24) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.1 51% $2 Retail 4.2 48 3 Industrial 4.0 46 3 Hotel 2.4 52 9 Office 2.2 52 4 Healthcare 0.7 51 4 Other 1.0 51 4 Construction & Land2 0.7 51 13 Total CRE $20.3 50% $3 <=50% 46% >50% to 55% 16% >55% to 60% 16% >60% to 65% 13% >65% to 70% 6% >70% 3%

37% 6% 13% 7% 7% 6% 5% 2% 5% 7% CRE Office – Additional Information 28 CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA, 1% Houston Dallas Manhattan, 1% Other TX Washington Other Regions New Jersey, 2% Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods (as of 06.30.24) (as of 06.30.24) Low LTVs across different size segments, low average loan size Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $256 6 $43 55% $20mm - $30mm 455 18 25 54 $10mm - $20mm 516 36 14 56 $5mm - $10mm 429 59 7 50 <$5mm 529 412 1 45 Total $2,185 531 $4 52%

30% 4% 18%10% 2% 4% 5% 1% 2% 3% 6% 3% 11% CRE Retail – Additional Information 29 Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Manhattan Other TX Washington Other Regions Other NY Low LTVs across different size segments, low average loan size CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 06.30.24) (as of 06.30.24) New Jersey, 1% Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $335 9 $37 45% $20mm - $30mm 420 17 25 56 $10mm - $20mm 728 54 13 49 $5mm - $10mm 769 112 7 48 <$5mm 1,966 1,483 1 45 Total $4,218 1,675 $3 48%

30% 3% 13% 8% 6% 7% 6% 2% 3% 2% 3% 3% 4% 3% 6% CRE Multifamily – Additional Information 30 Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Manhattan Other TX, 1% Washington Other Regions Other NY Low LTVs portfolio, low average loan size CRE Multifamily by Size Segment (as of 06.30.24) (as of 06.30.24) Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $680 18 $38 57% $20mm - $30mm 702 29 24 56 $10mm - $20mm 629 46 14 55 $5mm - $10mm 695 100 7 55 <$5mm 2,394 2,622 <1 46 Total $5,100 2,815 $2 51% CRE Multifamily : Geographic Mix by Metro Area Arizona Nevada Oklahoma

<=50% 47% >50% to 55% 12% >55% to 60% 30% >60% 11% Residential Mortgage Portfolio 31 51% Average LTV1 Low LTVs and average loan size (as of 06.30.24) Resi. Mortgage Distribution by LTV1 (as of 06.30.24) $436,000 Average loan size2 (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size Portfolio Highlights as of 06.30.24 Outstandings ▪ $15.5bn loans outstanding ▪ +1% Q-o-Q and +9% Y-o-Y Originations ▪ $0.7bn in 2Q24 ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $13.7bn loans outstanding ▪ +1% Q-o-Q and +12% Y-o-Y HELOC ▪ $1.8bn loans outstanding ▪ $3.5bn in undisbursed commitments ▪ 34% utilization, up 1% from 03.31.24 ▪ 78% of commitments in first lien position Resi. Mortgage Distribution by Geography3 Southern California 40% Northern California 16% New York 26% Washington 7% Texas 2% Other 9%

21% 21% 29% 24% 5%Fixed rate Hybrid in fixed rate period Variable - LIBOR + SOFR Variable - Prime rate Variable - all other rates Loan Yields 32 Fixed Rate and Hybrid in Fixed Period Loans (% of Total) Loan Portfolio by Index Rate Average Loan Rate by Portfolio (as of 06.30.24) Total fixed rate and hybrid in fixed period: 42% 57%* variable rate SFR: 45% hybrid in fixed-rate period & 40% fixed rate 2Q23 3Q23 4Q23 1Q24 2Q24 06.30.24 rate sheet price for 30-year fixed: 7.63%*47% had customer-level interest rate derivative contracts 90% variable rate 7.57% 7.90% 7.99% 8.06% 8.01% C&I 6.15% 6.28% 6.36% 6.39% 6.41% CRE 5.24% 5.36% 5.49% 5.71% 5.80% Residential Mortgage 38% 41% 42% 06.30.22 06.30.23 06.30.24

Deposit and Funding Cost 33 Average Deposit and Liability Cost Average Deposit Rate by Portfolio 2.12% 2.43% 2.60% 2.84% 2.96% 3.09% 3.45% 3.64% 3.85% 3.94% 3.24% 3.56% 3.73% 3.92% 4.07% 2Q23 3Q23 4Q23 1Q24 2Q24 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities 2.36% 2.67% 2.72% 2.81% 2.84% Interest-bearing Checking 3.32% 3.69% 3.83% 3.97% 3.97% Money Market 3.63% 3.98% 4.22% 4.44% 4.56% Time 2Q23 3Q23 4Q23 1Q24 2Q24

($ in billions) $9.9 $9.7 $9.7 $10.2 $11.9 $5.2 $5.4 $4.4 $5.9 $4.1 $15.1 $15.1 $14.1 $16.1 $16.0 2.99% 3.06% 3.17% 3.19% 3.93% 2Q23 3Q23 4Q23 1Q24 2Q24 Total Securities & Resale Agreements Cash & Equivalent Total Securities Average Yield Securities Portfolio 34 Maintained an appropriate level of on balance sheet liquidity while enhancing earnings ▪ Securities portfolio well-positioned as a source of liquidity, interest rate risk management, and earnings support ▪ Reinvestment into high-quality liquid assets ▪ Average securities yield up 74bps Q-o-Q ▪ Grew 0% RWA securities to 54% of portfolio total, from 50% in the prior quarter HighlightsAverage Total Investment Securities and Cash Securities Portfolio Composition by Risk-Weighted Asset (RWA) Distribution 93% of investment portfolio 0%‒20% risk-weighted (as of 06.30.24) 54%39% 1% 6% 0% RWA 1%‒20% RWA 21%‒50% RWA 51%‒100% RWA

31.8% 34.7% 34.3% 1.22% 1.25% 1.23% 2Q23 1Q24 2Q24 125 123 131 142 134 34 32 37 33 38 19 20 20 22 21 16 15 16 15 15 11 12 11 11 11 $205 $202 $215 $223 $219 2Q23 3Q23 4Q23 1Q24 2Q24 Operating Expense & Efficiency 35 Best-in-class efficiency Adjusted Noninterest Expense1 ($ in millions) ▪ Total noninterest expense of $236mm ▪ Adjusted noninterest expense1 of $219mm was lower on seasonally lower compensation costs ($8mm), partially offset by $4mm of higher OREO and other operating expenses (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) Deposit-related expenses excludes FDIC special deposit insurance assessment charge of $70 million, $10 million, and $2 million for 4Q23, 1Q24 and 2Q24, respectively Highlights Adjusted Efficiency Ratio1 and Noninterest Expense/Average Assets Ratio1 Adj. Efficiency Noninterest Expense / Avg. Assets Computer Software & Data Processing Occupancy & Equipment Deposit-related Expenses All Other Compensation & Employee Benefits 2 2 2 vs. Prior Quarter vs. Prior Year ▪ Total noninterest expense down $25mm or 10% from $262mm

Credit Ratings 36 East West Bancorp, Inc. East West Bank Fitch (as of March 20, 2024) Standard & Poor’s (as of May 1, 2024) Fitch (as of March 20, 2024) Standard & Poor’s (as of May 1, 2024) Long-term Issuer Rating BBB BBB BBB BBB+ Short-term Issuer Rating F2 A2 F2 A2 Ratings Outlook Stable Stable Stable Stable Long-term Deposits N/A N/A BBB+ - Short-term Deposits N/A N/A F2 -

Environmental, Social and Governance (“ESG”) Highlights 37 Largest Minority-Operated Depository Institution. East West Bank is the largest FDIC-insured, minority-operated depository institution headquartered in the U.S., serving communities with diverse ethnicities and socio-economic backgrounds in eight states across the nation Support for Underserved Communities. East West offers home loans and other products and services that support low-to-moderate income, minority and immigrant communities. The Bank has an overall Community Reinvestment Act rating of “Outstanding” Diversity and Inclusion. We are committed to diversity at the board, management, and workforce levels. As of December 31, 2023, 89% of our employees self-identified as minorities Environmental Conservation. We practice resource conservation through energy efficiency initiatives. We are committed to global energy and greenhouse gas reduction Supporting the Arts. The arts play a vital role in building bridges between cultures and enhancing the well-being of our communities. The Bank fosters the arts by providing support to artists, museums, exhibits, art education programs, cultural celebrations and other artistic experiences Financial Literacy. The Bank supports initiatives that help customers and community members learn more about managing their money. These programs provide access to financial education in English, Chinese, and Spanish Support for Small Businesses. We offer products and services tailored to support small business owners, including business checking, small business loans, and merchant services

38 Seasoned Management Team Dominic Ng Chairman and Chief Executive Officer 1991 Christopher Del Moral-Niles, CFA Executive Vice President and Chief Financial Officer 2023 Lisa Kim Executive Vice President, General Counsel and Corporate Secretary 2020 Gary Teo Executive Vice President and Chief Human Resources Officer 2010 Irene Oh Executive Vice President and Chief Risk Officer 2004 Parker Shi Executive Vice President and Chief Operating Officer 2021 Doug Krause Vice Chairman and Chief Corporate Officer 1996 Extensive experience and a track record of strong execution

Diverse, Highly Engaged Board of Directors

A balance of relevant skills, with 91% independent



Dominic Ng
Chairman and Chief Executive Officer
East West Bancorp and
East West Bank



Manuel P. Alvarez
Founding Principal
BridgeCounsel Strategies, LLC



Molly Campbell
Infrastructure Advisor
Department of the Treasury,
Office of Technical Assistance



Archana Deskus
Former Executive Vice President
and Chief Technology Officer
PayPal Holdings, Inc.



Serge Dumont
Vice Chairman
ImpactWayv, Inc.



Rudolph I. Estrada
Chief Executive Officer
Estradagy Business Advisors, LLC



Mark Hutchins
Retired Partner
KPMG LLP



Paul H. Irving
Senior Advisor
Milken Institute



Sabrina Kay
Chief Executive Officer
Fremont Private Investments



Jack C. Liu
Senior Attorney
Alliance International Law Offices



Lester M. Sussman
Retired Partner
Deloitte & Touche

Skills and Expertise


Relevant Senior Leadership / Exec. Officer 100%
High Financial Expertise 100%
Risk Oversight / Management 91%
Social and Corporate Governance 91%
International Market Exposure 82%
Government or Geopolitical 73%
Knowledge of EWBC / Industry 73%
Innovation / Technology 64%
Bank Regulatory Oversight 64%
IT, Cyber 27%

EAST WEST BANK

39

Appendix: GAAP to Non-GAAP Reconciliation 40 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Adjusted efficiency ratio represents adjusted noninterest expense divided by adjusted revenue. Adjusted pre-tax, pre-provision income represents total adjusted revenue less adjusted noninterest expense. Adjusted revenue excludes the write-off of an AFS debt security in the first quarter of 2023. Adjusted noninterest expense excludes the amortization of tax credit and CRA investments, the amortization of core deposit intangibles, the FDIC special assessment charge (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income) and the repurchase agreements’ extinguishment cost (where applicable). Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods. (1) Annualized

Appendix: GAAP to Non-GAAP Reconciliation 41 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible book value, tangible book value per share and TCE ratio are non- GAAP financial measures. Tangible book value and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets

Appendix: GAAP to Non-GAAP Reconciliation 42 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Return on average TCE represents tangible net income divided by average tangible book value. Adjusted return on average TCE represents adjusted tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets. Adjusted tangible net income excludes the after-tax impacts of the tangible net income adjustments, the FDIC special assessment charge (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income), and the write-off of an AFS debt security (where applicable). Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Applied statutory tax rate of 29.56% for the three and six months ended June 30, 2024, and the three months ended March 31, 2024. Applied statutory tax rate of 29.29% for the three and six months ended June 30, 2023 (2) Includes core deposit intangibles and mortgage servicing assets (3) Annualized

Appendix: GAAP to Non-GAAP Reconciliation 43 (1) Applied statutory tax rate of 29.56% for the three month and six months ended June 30, 2024, and the three months ended March 31, 2024. Applied statutory tax rate of 29.29% for the three and six months ended June 30, 2023 (2) Annualized (3) Refer to Slide 42 for the calculation of the return on average TCE and adjusted return on average TCE ratios EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) During the second and first quarters of 2024, the Company recorded $2 million and $10 million, respectively, in pre-tax FDIC special assessment charges (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income).

Appendix: GAAP to Non-GAAP Reconciliation 44 ($ in millions) Three Months Ended June 30, 2024 Line of Business Financial Performance Total Revenue Commercial Banking $ 312 Consumer and Business Banking 320 Other 6 Total Company 638 Less: Other (6) Total Company excluding Other $ 632 Percent of Total Company Commercial Banking 49% Consumer and Business Banking 50% Other 1% Total Company 100% Percent of Total Company excluding Other Commercial Banking 49% Consumer and Business Banking 51% Total Company excluding Other 100%